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                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on the Form 10-KSB of The Bralorne Mining Company (the "Company") for the year ended November 30, 2005, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Liu, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Annual Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                                  /s/ "Michael Liu"
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                                            Treasurer and principal accounting
                                                        officer

Date:  February 28, 2006